SEGMENT INFORMATION - Reconciliation of Operating Profit (Loss) From Segments to Consolidated (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
SEGMENT INFORMATION
Segment operating income (loss)	€ 269	€ 2,201	€ (1,315)
Financial income (expense), net	(98)	(146)	797
Foreign Currency exchange (losses) gains, net	(1,359)	136	538
Total	(516)	(679)	(358)
Net income (loss)	€ (1,704)	€ 1,512	€ (338)